

                                                                    EXHIBIT 10.1

                                                                       Execution

                                  UMT LT TRUST,

                                     Seller

                                      and

                               UMT FUNDING TRUST,

                                    Depositor

                          MORTGAGE LOAN SALE AGREEMENT

                           Dated as of January 1, 2005

                 Bayview Asset-Backed Securities, Series 2005-1

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                                TABLE OF CONTENTS

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
                                             ARTICLE I.
                                    CONVEYANCE OF MORTGAGE LOANS

Section 1.01. Sale of Mortgage Loans................................................................         1
Section 1.02. Delivery of Documents.................................................................         2
Section 1.03. Review of Documentation...............................................................         2
Section 1.04. Representations and Warranties of the Seller..........................................         2
Section 1.05. Grant Clause..........................................................................         4
Section 1.06. Assignment by Depositor...............................................................         4

                                            ARTICLE II.
                                              GUARANTY

Section 2.01. Guaranty..............................................................................         5
Section 2.02. Guaranty Absolute and Unconditional...................................................         5
Section 2.03. Discharge Only Upon Performance in Full: Reinstatement in Certain Circumstances.......         6
Section 2.04. Waiver of Presentment.................................................................         6
Section 2.05. Waiver of Subrogation and Contribution................................................         6

                                            ARTICLE III
                                      MISCELLANEOUS PROVISIONS

Section 3.01. Binding Nature of Agreement; Assignment...............................................         7
Section 3.02. Merger and Integration................................................................         7
Section 3.03. Amendment.............................................................................         7
Section 3.04. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial..........................         8
Section 3.05. Severability of Provisions............................................................         8
Section 3.06. Indulgences; No Waivers...............................................................         8
Section 3.07. Headings Not to Affect Interpretation.................................................         9
Section 3.08. Benefits of Agreement.................................................................         9
Section 3.09. Facsimile; Counterparts...............................................................         9

                                    SCHEDULES

SCHEDULE A    Mortgage Loan Schedule

                                    EXHIBITS

EXHIBIT A    Mortgage Loan Representations and Warranties
             SCHEDULE I (to Exhibit A)

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      This MORTGAGE LOAN SALE AGREEMENT is executed by and between UMT LT Trust
(the "Seller"), and UMT Funding Trust (the "Depositor"), dated as of the 1st day of January, 2005.

      All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement") dated as of January 1, 2005, between the Depositor and Wachovia Bank, National Association, a national banking association, as Trustee (the "Trustee").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, the Seller desires to sell, without recourse, all of its right, title and interest in certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (collectively, the "Mortgage Loans"), on a servicing-retained basis, to the Depositor.

      WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement and assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Securityholders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

      NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

                                   ARTICLE I.

                          CONVEYANCE OF MORTGAGE LOANS

      Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04 (exclusive of servicing rights), all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $9,700,797.12. Such conveyance includes, without limitation, the right to all payments of principal and interest received or receivable, including any prepayment premiums or penalties, on or with respect to the Mortgage Loans on or after January 1, 2005 (other than payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any Insurance Policies relating to the Mortgage Loans, and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the "Mortgage Assets").

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      Concurrently with the execution hereof and in consideration of the
Mortgage Loans and other rights conveyed hereby, the Depositor tenders to the Seller in cash the amount of $7,275,598.12 (the "Cash Consideration"). To the extent the Cash Consideration does not constitute fair market value for the Mortgage Assets conveyed to the Depositor hereby, the difference between the Cash Consideration and fair market value of such Mortgage Assets shall be deemed a contribution of capital from the Seller to the Depositor.

      Section 1.02. Delivery of Documents.

      (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the Mortgage File with respect to each Mortgage Loan.

      (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the custodial or escrow account maintained by the Servicer for such purpose have been so deposited.

      Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee or its custodian. Pursuant to the Trust Agreement, the Trustee or its custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review the Trustee or its custodian identifies any materially defective document, the Seller shall be obligated to cure such defect or to repurchase such Mortgage Loan from the Trust Fund to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under the Trust Agreement.

      Section 1.04. Representations, Warranties and Covenants of the Seller.

      (a) The Seller hereby represents and warrants to the Depositor that, as of the Closing Date or such other date as is specified:

            (i) The Seller is a real estate investment trust duly formed, validly existing and in good standing under the laws of the State of Maryland, and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified, except to the extent that the failure to be so qualified would not reasonably be expected to have a material adverse effect on its business or financial condition or ability to perform its obligations under this Agreement. The Seller has full power and authority to conduct its business as currently conducted by it and to execute and deliver this Agreement and perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary action on the part of the Seller.

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            (iii) This Agreement, has been duly executed and delivered by the
      Seller and constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (iv) The Seller is not in violation of, and the execution, delivery and performance of this Agreement by the Seller and its compliance with the terms hereof will not constitute a violation with respect to, any existing law or regulation or any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or would have consequences that would adversely affect its performance hereunder. The execution, delivery and performance of this Agreement by the Seller and its compliance with the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the governing instrument of the Seller, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any lien or encumbrance upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument.

            (v) No litigation, actions, proceedings or investigations are pending or, to the best of the Seller's knowledge, threatened against the Seller which would have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or would have consequences that would adversely affect its performance hereunder, or the validity or enforceability of this Agreement, or prevent the consummation of any of the transactions contemplated by this Agreement.

            (vi) No certificate of an officer, statement furnished in writing or report delivered or to be delivered pursuant to the terms hereof by the Seller contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report, in light of the circumstances in which it was made or will be made, not misleading.

            (vii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any court or any federal, state or other governmental authority or agency that are required in connection with the execution, delivery and performance by the Seller of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this

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      Agreement on the part of the Seller and the performance by the Seller of its obligations under this Agreement.

            (viii) The Seller is conveying to the Depositor its entire interest in the Mortgage Loans, other than retained servicing rights, free and clear of any Adverse Claim.

            (ix) The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (x) The transfer of the Mortgage Loans to the Depositor at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets.

            (xi) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

            (xii) With respect to each Mortgage Loan, the Seller hereby makes to the Depositor, as of the Closing Date or such other date as is specified, each representation and warranty set forth in Exhibit A hereto.

      (b) It is understood and agreed that the representations and warranties set forth herein and the obligations of the Seller set forth in this Section survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties contained in Section 1.04(a) that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party. Within 90 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects or
(b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price.

      (c) In addition to its repurchase obligation under this Section, the Seller shall indemnify the Depositor and each assignee of the Depositor, including the Trust Fund and the Trustee, and hold them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by the Seller of its representations or warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this Section to cure a breach, repurchase a defective Mortgage Loan and indemnify the Depositor and each assignee of the Depositor, including the Trust Fund and the Trustee, as provided in this Section constitute the sole remedies of the Depositor and each assignee of the Depositor, including the Trust Fund and the Trustee, with respect to a breach of the Seller's representations and warranties contained in this Agreement.

      (d) Covenants. Neither the Seller nor any of its Affiliates will directly solicit any Mortgagor to refinance the related Mortgage Loan. For the purposes of the foregoing, the Seller or any Affiliate thereof shall not be deemed to directly solicit any Mortgagor if the Seller or such

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Affiliate responds to a request from the Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials that are generally disseminated.

      Section 1.05. Grant Clause. It is intended that the conveyance of the Seller's right, title and interest in and to Mortgage Assets conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if, despite the express intent of the parties hereto, such conveyance is deemed to be in respect of a loan, it is intended that: (i) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (ii) the Seller hereby grants to the Depositor a first priority security interest in all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Assets; and (iii) this Agreement shall constitute a security agreement under applicable law.

      Section 1.06. Assignment by Depositor. The Depositor shall have the right without the consent of the Seller or United Mortgage Trust ("United"), to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                  ARTICLE II.

                                  THE GUARANTY

      Section 2.01. Guaranty. United hereby unconditionally and irrevocably guarantees, as primary obligor, to the Depositor and each assignee of the Depositor, including the Trustee and the Trust Fund, the full and punctual payment of all amounts payable by, and the full and punctual performance of all other obligations of, UMT LT under this Agreement and the Trust Agreement (the "Guaranteed Obligations"). Upon failure by UMT LT to pay fully and punctually any such amount or to perform fully and punctually any such other obligation, United shall forthwith immediately upon demand pay the amount not so paid and perform or cause to be performed such other obligation, in each case at the place, in the manner and at the time specified in this Agreement. This guarantee is a guarantee of payment and performance and not of collection.

      Section 2.02. Guaranty Absolute and Unconditional. The obligations of United hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by UMT LT as a result of:

      (a) Any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation or any related document in connection with the transactions contemplated hereby or thereby, whether by operation of law or otherwise;

      (b) Any modification or amendment of or supplement to this Agreement or the Trust Agreement;

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      (c) Any change in the legal existence, structure or ownership of UMT LT or any insolvency, bankruptcy, reorganization or other similar proceeding affecting UMT LT or its assets and properties or any resulting release or discharge of any Guaranteed Obligation;

      (d) The existence of any claim, set-off, defense or other right which United may have at any time against UMT LT or any other Person, whether in connection herewith or any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim, set-off, defense or other right by separate suit or compulsory counterclaim;

      (e) Any invalidity or unenforceability relating to or against UMT LT for any reason of either this Agreement or the Trust Agreement, or any provision of applicable law purporting to prohibit the performance of any Guaranteed Obligation;

      (f) Any other act or omission to act or delay of any kind by UMT LT; or

      (g) Any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of United's obligations hereunder; provided, however, that United shall not be deemed to have waived any counterclaim or defense based on a breach of representation, warranty or covenant of the Depositor hereunder that would have been a defense to the failure of UMT LT to make any payment or perform any obligation in respect of which a claim is made under this Article II. The guarantee provided in this Article II shall encompass any modification or amendment of, or supplement to, this Agreement or the Trust Agreement.

      Section 2.03. Discharge Only Upon Performance in Full; Reinstatement in Certain Circumstances. United's obligations hereunder shall remain in full force and effect for so long as UMT LT has any Guaranteed Obligations. If at any time any payment of any amount payable by UMT LT under this Agreement or the Trust Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of UMT LT, United's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      Section 2.04. Waiver of Presentment. United irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action first be taken by any Person against UMT LT or any other Person, including that any action first be taken to pursue other remedies or to mitigate damages resulting from a failure by UMT LT to perform any Guaranteed Obligation, prior to seeking performance by United of its obligations hereunder.

      Section 2.05. Waiver of Subrogation and Contribution. United shall not enforce or otherwise exercise any right of subrogation to any of the rights of any other Person or any indemnified Person against UMT LT and, notwithstanding anything to the contrary contained herein, United hereby waives all rights of subrogation (whether contractual, under Section 509 of the U.S. Bankruptcy Code, at law or in equity or otherwise) to the claims of the Depositor, the Trustee or the Trust Fund against UMT LT, and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that

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term is defined in the U.S. Bankruptcy Code) which United might now have or hereafter acquire against UMT LT that arise from the existence or performance of United's obligations hereunder.

                                  ARTICLE III.

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Seller shall not assign its rights or delegate its obligations under this Agreement without the prior written consent of the Depositor.

      Section 3.02. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

      Section 3.03. Amendment. (a) This Agreement may be amended from time to time by the Seller and the Depositor, with notice to but without the consent of any of the Holders, (i) to correct any mistake or cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Trust Fund or this Agreement in any private placement memorandum or other offering document related to the contemporaneous offer and sale of the Securities or interests therein or obligations secured thereby or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to obtain or maintain a rating for a Class of Securities from a nationally recognized statistical rating organization, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions hereof, provided that such action will not adversely affect in any material respect the interests of any Holder as evidenced by an Opinion of Counsel. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph and all conditions precedent have been met.

      (b) This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Holders of not less than 66-2/3% of the aggregate Percentage Interests of each Class of Securities affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Security, without the consent of the Holder of such Security or (ii) reduce the aforesaid percentage of Percentage Interest of Securities of each Class, the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate Percentage Interests of each Class of Securities affected thereby.

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      (c) Promptly after the execution of any such amendment, the Seller shall furnish written notification of the substance of such amendment to each Holder and the Trustee.

      (d) It shall not be necessary for the consent of Holders under this
Section 3.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Section 3.04. Governing Law; Consent to Jurisdiction; Waiver of Jury
Trial.

      (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      (b) THE SELLER AND THE DEPOSITOR HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, SOLELY WITH RESPECT TO MATTERS ARISING UNDER THIS AGREEMENT, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION
11.07 OF THE TRUST AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT THEREOF. THE SELLER AND THE DEPOSITOR EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE SELLER AND THE DEPOSITOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

      (c) THE SELLER AND THE DEPOSITOR EACH HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

      Section 3.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the

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remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      Section 3.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

      Section 3.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

      Section 3.09. Facsimile; Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the Closing
Date.

                                              UMT LT TRUST

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              UMT FUNDING TRUST

                                              By: ______________________________
                                                  Name:
                                                  Title:

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Solely for purposes of Section 1.06 and Article II,
accepted and agreed to by:

UNITED MORTGAGE TRUST

By: ________________________________________
    Name:
    Title:

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                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

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                                    EXHIBIT A

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1) The Seller has good and marketable title to and is the sole owner and holder of the Mortgage Loan.

(2) Immediately prior to the sale, transfer and assignment to the Depositor, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, other than with respect to which a release has been obtained in connection with such transfer, and the Seller has full right and authority to sell and assign the Mortgage Loan.

(3) The Seller is transferring such Mortgage Loan to the Depositor free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans, other than servicing rights retained by the Seller.

(4) The information set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such schedule.

(5) The Mortgage Loan has been originated, acquired, serviced, collected and otherwise dealt with in compliance in all material respects with all applicable federal, state and local laws (including, without limitation, all applicable predatory and abusive lending laws) and regulations and the terms of the related Mortgage Note and Mortgage. In particular, no law relating to servicing, collection or notification practices and no law relating to origination practices, has been violated in connection with any Mortgage Loan transferred to the Depositor pursuant to this Agreement, including, without limitation, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, the Fair Credit Reporting Act, the Federal Truth-in-Lending Act and Regulation Z, the Federal Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Real Estate Settlement Procedures Act and Regulation X, the Federal Debt Collection Practices Act, the Home Mortgage Disclosure Act and Regulation C of the Community Reinvestment Act, any similar municipal, state or federal law or regulation or interpretation thereof affecting or regarding the solicitation, origination, servicing or collection of the Mortgage Loans, or any federal or state usury law or regulation. All disclosure requirements were satisfied prior to the closing of each Mortgage Loan. If a Mortgage Loan refinanced a prior mortgage loan, the Mortgagor was provided with all required notices and rescission rights. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. With respect to Mortgage Loans subject to the law of the State of New Jersey, no Mortgage Loan is a High - Cost Home Loan, as defined in the New Jersey Home Ownership Security Act of 2002. With respect to Mortgage Loans subject to the law of the State of Massachusetts, no Mortgage Loan is a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act of 2003. No Mortgage Loan is subject to the Kentucky House Bill

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         287, the New Mexico Home Loan Protection Act or New York Banking Law
         Section 6-1, as amended. With respect to Mortgage Loans subject to the law of the State of Texas, each Mortgage Loan was originated in accordance with the requirements of the Texas Constitution, including, but not limited to, Article XVI Section 50, and any rules and regulations issued thereunder, and in conformity to Title 79, Texas Civil Statutes and in Titles 3 and 4 of the Texas Finance Code, including, but not limited to, Chapter 343 of Title 4 of the Texas Finance Code.

(6) The related Mortgage Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(7) The related Mortgage is a valid and enforceable senior or junior lien, as stated in the Mortgage Loan Schedule, on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics liens that are not insured against by the related title insurance policy) having priority over the senior or junior lien (other than, in the case of the junior lien Mortgage Loans, the related senior lien), as applicable, of the Mortgage except for: (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(8) Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein.

(9)      Except with respect to the Mortgage Loans identified on the attached
         Schedule I to this Exhibit A, no payment due on any Mortgage Loan was more than 59 days past due as of the Cut-off Date. The payment delinquency status of each Mortgage Loan identified on the Mortgage Loan Schedule is as indicated thereon.

(10) Neither the Seller nor any Affiliate of the Seller has advanced funds, or induced, solicited or received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan.

(11) Neither the Seller nor any Affiliate of the Seller has impaired, waived, altered or modified the related Mortgage or Mortgage Note in any material respect, or satisfied, canceled, rescinded or subordinated such Mortgage or Mortgage Note in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation, rescission or satisfaction

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         of the Mortgage Note or Mortgage, in each case other than pursuant to a written agreement or instrument contained in the Mortgage File.

(12) The Mortgage has not been satisfied, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as applicable, for the Mortgage Loan as set forth in the Mortgage Loan Schedule).

(13) To the best of the Seller's knowledge, no condition exists with respect to a Mortgage Loan that could give rise to any right of rescission, set off, counterclaim or defense including, without limitation, the defense of usury, and no such right has been asserted.

(14) To the best of the Seller's knowledge, there is no proceeding pending for the total or partial condemnation of any Mortgaged Property and there are no eminent domain proceedings pending affecting any Mortgaged Property.

(15) Each Mortgage Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the Mortgaged Property is located or (ii) if generally acceptable in the jurisdiction where the Mortgaged Property is located, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. All of the Seller's rights under such policies, opinions or other instruments shall be transferred and assigned to the Depositor upon sale and assignment of the Mortgage Loans hereunder. The title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject to the exceptions contained in such policy. The Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. Neither the Seller nor any Affiliate of the Seller has made, and neither the Seller nor any Affiliate of the Seller has any knowledge of, any claims under such mortgagee title insurance policy. Neither the Seller nor any Affiliate of the Seller is aware of any action by a prior holder and neither the Seller nor any Affiliate of the Seller has done, by act or omission, anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney's opinion of title.

(16) Other than delinquency in payment, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration. Neither the Seller nor any Affiliate of the Seller has waived any material default, breach, violation or event of acceleration, other than such written waivers as are contained in the related Mortgage File.

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(17)     There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related Mortgaged Property.

(18) Except as previously disclosed in writing to the Depositor and the Trustee by the Seller, no material litigation relating to the Mortgage Loan is pending.

(19) The Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy ("Hazard Insurance") in an amount at least equal to the maximum insurable value of the improvements and, if it was in place at origination of the Mortgage Loan, flood insurance, at the mortgagor's cost and expense. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued. The Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if applicable, flood insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The Mortgaged Property is covered by Hazard Insurance.

(20) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage.

(21) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure and (ii) otherwise by judicial foreclosure or, if applicable, non-judicial foreclosure. Except as previously disclosed in writing to the Depositor by the Seller, the Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor. The Mortgagor has not notified the Seller nor any Affiliate of the Seller of, and the neither the Seller nor any Affiliate of the Seller has any knowledge of, any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or similar state law.

(22) The Mortgaged Property, normal wear and tear excepted, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the Mortgaged Property as security for the

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         Mortgage Loan or the use for which the premises were intended, and, no proceeding is pending or threatened for the total or partial condemnation of the Mortgaged Property.

(23) As of the Closing Date, to the best of the Seller's knowledge, no Mortgaged Property is subject to an environmental hazard that would have to be eliminated under applicable law before the sale of, or which could otherwise affect the marketability of, such Mortgaged Property or which would subject the owner or operator of such Mortgaged Property or a lender secured by such Mortgaged Property to liability under law, and there are no liens which relate to the existence of any clean-up of a hazardous substance (and no circumstances exist that under law would give rise to any such lien) affecting the Mortgaged Property which are or may be liens prior to or on a parity with the lien of the related mortgage.

(24) Each Mortgage File contains an appraisal or a broker's price opinion of the Mortgaged Property indicating an appraised value, or documentation of the sales price of such Mortgaged Property, equal to the appraised value identified for such Mortgaged Property on the Mortgage Loan Schedule.

(25) No improvements on the related Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments, or such encroachments do not have a material adverse effect on the related Mortgage Loan.

(26) The Mortgage Loan bears interest at the Mortgage Rate and the Mortgage Note does not permit negative amortization.

(27) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. Except as set forth on the Mortgage Loan Schedule, no escrow deposits or escrow advances or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note.

(28) No Mortgage Loan contains provisions pursuant to which Monthly Payments will be: (i) paid or partially paid with funds deposited in any separate account established by the Seller or any Affiliate of the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor, or (iii) contains any other similar provisions which may constitute a "buydown" provision. No Mortgage Loan is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature.

(29) To the best of the Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law.

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(30)     The full original principal amount of every Mortgage Loan has been fully disbursed or credited to the Mortgagor, there is no requirement for any lender to make future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid. There is no obligation on the part of Seller, or of any other party, to make supplemental payments in addition to those made by the Mortgagors. No Mortgagor is entitled to any refund of any amounts paid or due to any lender pursuant to any Mortgage Note.

(31) To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage, except those which are insured against by the title insurance policy referred to in item (15) above.

(32) The Loan Collateral with respect to each Mortgage Loan is real property owned by the related Mortgagor in fee simple, subject only to marital property rights of spouses, if any.

(33)     100% of the Mortgage Loans (by Principal Balance as of the Cut-off
         Date) are first lien Mortgage Loans having, in each case, a Loan-to-Value Ratio of less than 100%.

(34) With respect to any Mortgage Loan which provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note, subsequent modifications, if any, and all applicable laws.

         The representations and warranties set forth in this Exhibit A do not constitute certifications by the Seller as to the truth or accuracy of such representations and warranties. The parties hereto acknowledge that certain of the foregoing representations and warranties may be inaccurate; nevertheless, the parties hereto intend that the risk of any such inaccuracy be allocated to the Seller. Accordingly, any breach of the substance of any representation or warranty set forth in this Exhibit A shall, if such breach materially and adversely affects the value of any Mortgage Loan or the interest therein of any Securityholder, constitute a breach of such representation or warranty without regard to the knowledge of the Seller, and shall be subject to the remedies available under this Agreement.

         The representations and warranties set forth above shall survive the Closing Date.

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                                   SCHEDULE I
                                 (to Exhibit A)

                                      None.

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